Equity	6 Months Ended
Jun. 30, 2022
Equity Abstract
Equity

Equity

On July 8, 2020, the Company filed a Form F-3 (Registration Statement) with the United States Securities and Exchange Commission (SEC) with respect to the offer and sale of securities of the Company. The Company also filed a prospectus supplement (Prospectus Supplement) with the SEC relating to an at-the-market program providing for the sale of up to $50.0 million of its common shares over time pursuant to a Sales Agreement with SVB Leerink LLC. The remaining value authorized for sale under the Sales Agreement amounts to $35.2 million.

On February 25, 2021, the Company sold an aggregate of 15,000,000 common shares through a public offering. The common shares were sold at a price of $5.00 per share and have a nominal value of €0.12 per share. For each common share purchased, an investor also received a warrant to purchase a common share at an exercise price of $5.80. The shares and warrants were issued and the transaction closed on March 1, 2021 with gross offering proceeds to the Group from this offering being $75.0 million (€62.2 million), before deducting $4.5 million (€3.7 million) in underwriting discounts and other offering expenses of $0.4 million (€0.3 million). The warrants were exercisable immediately and expired on March 1, 2022. No warrants were exercised.